Summary Prospectus and
Prospectus Supplement

April 21, 2023

Morgan Stanley Institutional Liquidity Funds

Supplement dated April 21, 2023 to the Morgan Stanley Institutional Liquidity Funds Summary Prospectuses and Prospectuses dated January 23, 2023

ESG Money Market Portfolio
(the "Fund")

Important Notice Regarding Change in Fund Name and Strategies

At a meeting held on April 19-20, 2023, the Board of Trustees of Morgan Stanley Institutional Liquidity Funds approved various changes to the Fund, including changing its name from "ESG Money Market Portfolio" to "Money Market Portfolio", modifying its principal investment strategies to remove references to an investment process which incorporates information about environmental, social and governance ("ESG") issues, and eliminating a policy to invest 100% of its net assets (excluding cash) in securities whose issuer or guarantor, in the Adviser's opinion at the time of purchase, meets the Fund's ESG criteria, each change effective June 20, 2023 (the "Effective Date").

In connection with these changes, there will not be any changes to the Fund's investment objective or portfolio management team.

Accordingly, on the Effective Date, the Summary Prospectuses and Prospectuses are hereby amended as follows:

All references to "ESG Money Market Portfolio" in each Summary Prospectus and Prospectus are hereby deleted and replaced with "Money Market Portfolio."

The sections of each Summary Prospectus entitled "Principal Investment Strategies" and each Prospectus entitled "Fund Summary—Principal Investment Strategies" are hereby deleted and replaced with the following:

The Fund invests in liquid, high quality U.S. dollar-denominated money market instruments of U.S. and foreign financial and non-financial corporations. The Fund also invests in obligations of foreign governments and in obligations issued or guaranteed by the U.S. Government and its agencies and instrumentalities. The Fund's money market investments may include commercial paper, corporate debt obligations, debt obligations (including certificates of deposit and promissory notes) of U.S. banks or foreign banks, or of U.S. branches or subsidiaries of foreign banks, or foreign branches of U.S. banks (such as Yankee obligations), certificates of deposit of savings banks and savings and loan organizations, asset-backed securities, repurchase agreements and municipal obligations. In selecting investments, the Adviser seeks to maintain the Fund's share price at $1.00. The share price remaining stable at $1.00 means that the Fund would preserve the principal value of your investment. There can be no assurance that the Fund will be able at all times to maintain its share price at $1.00.

The Fund may also invest in U.S. dollar-denominated foreign securities and money market instruments.

The Fund operates as a "retail money market fund," as such term is defined or interpreted under Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). A "retail money market fund" is a money market fund that has policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons. As a "retail money market fund," the Fund may value its securities using the amortized cost method as permitted by Rule 2a-7 to seek to maintain a stable net asset value per share ("NAV") of $1.00. Like other retail money market funds, the Fund is subject to the possible imposition of liquidity fees and/or redemption gates.

The section of each Prospectus entitled "Details of the Fund—Process" is hereby deleted and replaced with the following:

The Adviser follows a multi-pronged investment process with respect to credit risk, interest rate risk and liquidity. Securities are reviewed on an ongoing basis to maintain or improve creditworthiness taking into consideration factors such as cash flow, asset quality, debt service coverage ratios and economic developments. Additionally, exposure to guarantors and liquidity providers is monitored separately as are the various diversification requirements.

The Adviser actively manages the Fund's assets in an attempt to reduce the risk of losing any principal investment as a result of credit or interest rate risks. In addition, federal regulations require money market funds to invest only in debt obligations of high quality and short-term maturities.

The Adviser serves as investment advisor to a range of money market funds following different investment focuses/strategies. These include other "prime" money market funds, which may invest in similar types of securities as the Fund. There may be overlap between the portfolio holdings and investments of the Fund and other "prime" money market funds for which the Adviser serves as investment advisor.

The section of each Summary Prospectus entitled "Principal Risks—ESG Investment Risk" and the sections of each Prospectus entitled "Fund Summary—Principal Risks—ESG Investment Risk" and "Additional Information About the Fund's Investment Strategies and Related Risks—ESG Investment Risk" are hereby deleted.

Please retain this supplement for future reference.

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